Exhibit 10.18

LOCK-UP AND WAIVER AGREEMENT

May 27, 2011

This Lock-Up and Waiver Agreement, dated as of May 27, 2011, is made by and between Lucid, Inc., a New York corporation with a principal address of 2320 Brighton Henrietta Town Line Road, Rochester, NY 14623 (the “Company”), and the undersigned investor, in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by the Company and its designated underwriter (the “Underwriter”), with respect to the public offering (the “Offering”) of common stock, $0.01 par value, of the Company (the “Common Stock”) and warrants to purchase Common Stock of the Company (the “Warrants”).

To induce the Underwriter to enter into the Underwriting Agreement, the undersigned investor agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 180 days after the date that the Registration Statement on Form S-1 (Reg. No. 333-173555) filed by the Company with the Securities and Exchange Commission (the “Commission”) is declared effective by the Commission, the undersigned investor will not, without the prior written consent of the Underwriter, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock, Warrants, or any other securities of the Company that are substantially similar to the Common Stock, Warrants, or any securities convertible into or exchangeable or exercisable for, or any other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock, Warrants, or any other securities of the Company that are substantially similar to the Common Stock, Warrants, or any securities convertible into or exchangeable or exercisable for, or any other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of any Common Stock or Warrants or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).

The foregoing paragraph shall not apply to (a) the registration of the offer and sale of the Common Stock and Warrants as contemplated by the Underwriting Agreement and the sale of the Common Stock and Warrants to the Underwriter (as defined in the Underwriting Agreement) in the Offering, (b) the registration of the offer and sale of the shares of Common Stock issuable upon exercise of the Bridge Warrants as contemplated by this Agreement, (c) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Agreement, (d) dispositions to any trust for the direct or indirect benefit of the undersigned investor or the immediate family of the undersigned investor, provided that a duly authorized representative of such trust agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Agreement, (e) transfers of any Common Stock, Warrants, or securities convertible into Common Stock on death by will or intestacy, (f) sales or transfers of any Common Stock solely in connection with the “cashless” exercise of Company stock options outstanding on the date hereof for the purpose of exercising such stock options (provided that any remaining Common Stock received upon such exercise will be subject to the restrictions provided for in this Lock-Up Agreement) or (g) sales or transfers of any Common Stock, Warrants, or securities convertible into Common Stock pursuant to a sales plan entered into prior to the date hereof pursuant to Rule 10b5-1 under the Exchange Act, a copy of which has been provided to the Underwriter.  In addition, the restrictions sets forth herein shall not prevent the undersigned investor from entering into a sales plan pursuant to Rule 10b5-1 under the Exchange Act after the date hereof, provided that (i) a copy of such plan is provided to the Underwriter promptly upon entering into the same and (ii) no sales or transfers may be made under such plan until the Lock-Up Period ends or this Lock-Up Agreement is terminated in accordance with its terms.  For purposes of this paragraph, “immediate family” shall mean the undersigned investor and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned investor.

Reference is also made to that certain Note and Warrant Purchase Agreement dated as of November 15, 2010, by and among the Company and the purchasers identified on the signature pages thereto (the “Purchase Agreement”), as well as the convertible notes (the “Bridge Notes”) and warrants (the “Bridge Warrants”) issued thereunder (collectively with the Purchase Agreement, the “Bridge Loan Documents”).  The Purchase Agreement currently provides that, if the Company does not complete a transaction that results in the Company’s shares being publicly traded within six months following the final sale of the Bridge Notes and Bridge Warrants  (defined as the “Issuance Cut-Off Date” in the Bridge Loan Documents), the undersigned investor would be entitled to receive certain payments, as well as incremental decreases in the exercise price of the Bridge Warrants.  The current Issuance Cut-Off Date is July 12, 2011.  The undersigned investor hereby agrees to extend the Issuance Cut-Off Date, as referred to in all of the Bridge Loan Documents, to January 1, 2012, and agrees that the Bridge Loan Documents shall be deemed amended to reflect January 1, 2012 as the Issuance Cut-Off Date (the “Extension”); provided, however, that this agreement to extend the Issuance Cut-Off Date to January 1, 2012 is expressly conditioned upon the occurrence of a Qualified IPO (as defined in the Bridge Loan Documents) prior to January 1, 2012.  If a Qualified IPO does not occur prior to January 1, 2012, or this Agreement terminates as provided in the penultimate paragraph before the signature page, the Extension shall be rescinded in its entirety, and shall be deemed null and void.

In addition and except as set forth below, the undersigned investor hereby waives any rights the undersigned investor may have to require registration of any Common Stock or any other securities of the Company in connection with the filing of the registration statement relating to the Offering.  Except as set forth below, the undersigned investor further agrees that, for the Lock-Up Period, the undersigned investor will not, without the prior written consent of the Underwriter, make any demand for, or exercise any right with respect to, the registration of any Common Stock, Warrants, or any securities convertible into or exercisable or exchangeable for the Common Stock or Warrants, or warrants or other rights to purchase Common Stock or any such securities; provided, however, that nothing in this Lock-Up Agreement shall affect or limit the automatic conversion of the amounts outstanding under the Bridge Notes into Common Stock upon the consummation of the Offering.

The Company agrees to use commercially reasonable efforts to cause the registration of the shares issuable upon the exercise of the Bridge Warrants to be declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, within thirty (30) days of the expiration of the Lock-Up Period. The Company shall use its reasonable efforts to promptly respond to all comments of the Commission, if any, related to such registration statement.

Notwithstanding the above, if (a) during the period that begins on the date that is seventeen (17) days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the

Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is eighteen (18) days after the date on which the issuance of the earnings release or the material news or material event occurs.

The undersigned investor hereby confirms that the undersigned investor has not, directly or indirectly, taken, and hereby covenants that the undersigned investor will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock or Warrants.

If (i) the Company notifies the Underwriter in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) if the closing of the Offering does not occur prior to January 1, 2012, or (iv) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Lock-Up and Waiver Agreement shall be terminated and the undersigned investor shall be released from its obligations hereunder.

The parties agree that the Underwriter is an intended third-party beneficiary of this Lock-Up and Waiver Agreement and, accordingly, may rely on the provisions hereof.

[Signature Page Immediately Follows.]

IN WITNESS WHEREOF, the duly authorized representatives of the Company and the undersigned investor have executed this Lock-Up and Waiver Agreement as of the date first written above.

INVESTOR:

By:

NAME OF SIGNATORY:

NAME OF INVESTOR ENTITY (If Applicable):

TITLE OF SIGNATORY (If Applicable) :

COMPANY:

Lucid, Inc.

By:
Jay M. Eastman, CEO